UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Neuberger Berman High Yield Strategies Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

Neuberger Berman High Yield Strategies Fund Inc. Level I Proxy Contest Call Guide (VOTING PROXY CONTEST SCRIPT)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (STOCKHOLDER’S FULL NAME)?
(Re-Greet If Necessary)
I am calling on a recorded line regarding your current investment with Neuberger Berman High Yield Strategies Fund.  I wanted to confirm that you have received the proxy material for the Annual Meeting of Stockholders scheduled to take place on October 29, 2020.
Have you received the information?
(Pause for response)
If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone.  Your Fund’s Board of Directors is recommending a vote “In Favor” of the incumbent Board nominees and a vote “Against” Proposal 3.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone. However, the Fund’s Board of Directors is recommending a vote “In Favor” of the incumbent Directors and a vote “Against” the Stockholder Proposal submitted by Saba.

Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Stockholder If Necessary)
If we identify any additional accounts you own with Neuberger Berman High Yield Strategies Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).
 For confirmation purposes:
•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)
Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions, please call the toll free number listed on the confirmation.  Mr. /Ms. ___________, your

Neuberger Berman High Yield Strategies Fund Inc. Level I Proxy Contest Call Guide (VOTING PROXY CONTEST SCRIPT)

vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)